Exhibit 10.3

BERNARD SUBSCRIPTION AGREEMENT

          Ronald Bernard (“Purchaser”) hereby subscribes for ONE MILLION SEVENTY-EIGHT THOUSAND ONE HUNDRED TWENTY-FIVE (1,078,125) units (the “Units”) of Global Entertainment & Media Holdings Corporation, a Delaware corporation (the “Company”), each Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (a “Warrant) to purchase one share of Common Stock at an exercise price of $7.50 per share, for an aggregate purchase price of SIX THOUSAND TWO HUNDRED FIFTY DOLLARS AND ZERO CENTS ($6,250.00) the receipt and sufficiency of which is hereby acknowledged. The undersigned represents and warrants to the Company that he is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended. Upon receipt by the Company of said consideration on this date, the Company shall issue to the undersigned certificates evidencing the Units registered in the undersigned’s name or, if not certificated, provide documentation reflecting the registration in the name of the undersigned on the stock ledger of the Company. Following such issuance of the Units, the capitalization of the Company shall be as set forth on Schedule A hereto. For so long as the Units subscribed hereto are subject to transfer restrictions, the undersigned further acknowledges that the Units shall be held in an escrow account maintained by a third party pursuant to an escrow agreement, dated on or about the effective date of the Company’s initial public offering, to be entered into by and among the Company, such third party and others.

          In connection with the purchase of the Units, Purchaser makes the representations set forth on Annex A to the Company.

Dated: January 28, 2008

/s/ Ronald Bernard
Ronald Bernard

Accepted and Agreed on this 28th day of
January 2008:

Global Entertainment & Media Holdings
Corporation

By:	/s/ Mark Piegza
Name: Mark Piegza
Title: President and Secretary

SCHEDULE A

Capitalization of Global Entertainment & Media Holdings Corporation

	Number of	Percentage of
Unitholder	Units	Ownership
Jules Haimovitz	1,078,125	25%
Mark Piegza	1,078,125	25%
Ronald Bernard	1,078,125	25%
Edward D. Horowitz	1,078,125	25%
Total	4,312,500	100%

ANNEX A

          (a)     Purchaser has been furnished with all materials relating to the Company’s business affairs and financial condition and materials related to the offer and sale of the Units that have been requested by Purchaser and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Units. Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Purchaser understands that his investment in the Units involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as Purchaser has considered necessary to make an informed investment decision with respect to Purchaser’s acquisition of the Units. Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Units, and is able to bear the economic risk of an investment in the Units in the amount contemplated hereunder. Purchaser can afford a complete loss of his investment in the Units. Purchaser is purchasing the Units for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Purchaser understands that the Company is a blank check development stage company recently formed for the purpose of consummating an initial Business Combination (as such term is defined in the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended from time to time) and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate a Business Combination.

          (b)     Purchaser understands that the Units (including the shares of Common Stock issuable upon exercise of the Warrants) have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and Purchaser’s compliance with, the representations and warranties and agreements of Purchaser set forth herein to determine the availability of such exemptions and the eligibility of Purchaser to acquire such Units, including, but not limited to, the bona fide nature of Purchaser’s investment intent as expressed herein.

          (c)     Purchaser further acknowledges and understands that the Units (including the shares of Common Stock issuable upon exercise of the Warrants) must be held indefinitely, subject to any expiration, unless they are subsequently registered under the Securities Act and a related prospectus is available for use or an exemption from such registration is available. Purchaser understands that the certificates evidencing the Securities will be imprinted with a legend which prohibits the transfer of thereof unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d)     Purchaser is familiar with the provisions of Rule 144 under the Securities Act, as in effect from time to time (“Rule 144”), which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Unless the Company registers the Units (including the shares of Common Stock issuable upon exercise of the Warrants) under the Securities Act, the Units (including the shares of Common Stock issuable upon exercise of the Warrants) may be resold by Purchaser only in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

          (e)     Purchaser further understands that at the time Purchaser wishes to sell the Units there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Units (including the shares of Common Stock issuable upon exercise of the Warrants) under Rule 144 even if the minimum holding period requirement had been satisfied. Notwithstanding Sections 6(d) and (e) hereof, Purchaser understands that he may be considered a promoter of the Company and understands that it is the position of the Securities and Exchange Commission (the “SEC”) that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, would act as an “underwriter” under the Securities Act when reselling the securities of a blank check company. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.

          (f)     Purchaser represents that Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated by the SEC under the Securities Act.

          (g)     Purchaser has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All action necessary to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by Purchaser. Subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The purchase by Purchaser of the Units does not conflict with the organizational documents of Purchaser or with any material contract by which Purchaser or his property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to Purchaser or his property.

          (h)     Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

          (i)     Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units, nor have such authorities passed upon or endorsed the merits of the offering of the Units.